UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2026 (July 28, 2026)

ECHOSTAR CORPORATION

(Exact name of registrant as specified in its charter)

001-33807
(Commission File Number)

Nevada	26-1232727
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

9601 South Meridian Boulevard
Englewood, Colorado	80112
(Address of principal executive offices)	(Zip code)

(303) 723-1000
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value	ECHO	The Nasdaq Stock Market L.L.C.

HUGHES SATELLITE SYSTEMS CORPORATION

(Exact name of registrant as specified in its charter)

333-179121

(Commission File Number)

Colorado	45-0897865
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

9601 South Meridian Boulevard
Englewood, Colorado	80112
(Address of principal executive offices)	(Zip code)

(303) 723-1000

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03.	Bankruptcy or Receivership.

On August 2, 2026 (the “Petition Date”), EchoStar Corporation’s (“EchoStar”) subsidiary Hughes Satellite Systems Corporation (“HSSC”) and certain of its wholly-owned subsidiaries, (i) EchoStar Orbital L.L.C., (ii) EchoStar Government Services L.L.C., (iii) EchoStar Satellite Services L.L.C., (iv) Hughes Communications, Inc., (v) Hughes Network Systems, LLC, (vi) HNS-India VSAT, Inc., (vii) HNS License Sub, LLC, (viii) HNS Real Estate, LLC, (ix) Hughes Network Systems International Service Company, (x) HNS Americas, L.L.C., and (xi) HNS Americas II, L.L.C. (the foregoing subsidiaries referenced in (i) – (xi) and HSSC, collectively, the “Debtors”), filed voluntary petitions for reorganization (the “Bankruptcy Petitions” and the cases commenced thereby, the “Chapter 11 Cases”) under chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Texas (the “Court”). The Debtors have filed a motion with the Court seeking to administer all of the Debtors’ Chapter 11 Cases jointly under the caption In re Hughes Satellite Systems Corporation (Case No. 26-90739).

The Debtors have also filed motions with the Court seeking authorization to continue to operate their businesses as “debtors-in-possession” under the jurisdiction of the Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Court. The Debtors expect to continue their existing operations without interruption during the pendency of the Chapter 11 Cases. To maintain and continue uninterrupted ordinary course operations during the Chapter 11 Cases, the Debtors have filed a variety of “first day” motions seeking approval from the Court for various forms of customary relief. These motions are designed primarily to minimize the effect of bankruptcy on HSSC’s operations, customers and employees.

Court filings and other information relating to HSSC’s restructuring are available free of charge at https://dm.epiq11.com/HughesSatellite.

Item 2.04.	Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligations under an Off-Balance Sheet Arrangement.

The commencement of the Chapter 11 Cases described in Item 1.03 of this Current Report on Form 8-K constitutes an event of default under the applicable indentures governing HSSC’s 5.25% Senior Secured Notes due 2026 and its 6.625% Senior Notes due 2026 (together, the “Debt Instruments”), which results in automatic acceleration of HSSC’s obligations under such Debt Instruments.

Any efforts to enforce payment obligations under the aforementioned Debt Instruments are automatically stayed as a result of the filing of the Chapter 11 Cases and the creditors’ rights of enforcement in respect of the Debt Instruments are subject to the applicable provisions of the Bankruptcy Code.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)  On July 28, 2026, in conjunction with his upcoming retirement, Mr. Paul Gaske, resigned from all director and officer positions of EchoStar and HSSC, effective immediately.  Mr. Gaske remains employed by EchoStar as a senior advisor for a transition period to assist EchoStar and HSSC.

Item 7.01.	Regulation FD Disclosure.

On August 3, 2026, HSSC issued a press release announcing the filing of the Bankruptcy Petitions. A copy of the press release is attached to this report as Exhibit 99.1 and incorporated herein by reference.

The information furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 8.01.	Other Events.

HSSC and EchoStar caution that trading in their respective securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for such securities may bear little or no relationship to the actual recovery, if any, by holders of such securities in the Chapter 11 Cases.

On July 28, 2026, HSSC appointed Mr. Robert Del Genio as Chief Restructuring Officer. Mr. Del Genio, age 67, is a Senior Managing Director of FTI Consulting, Inc. (“FTI”). Mr. Del Genio has worked for FTI for the past 5 years specializing in restructuring and reorganizations and has served as chief restructuring officer, president, chief executive officer and chief financial officer to various companies.

On July 31, 2026, HSSC appointed Mr. Ramesh Ramaswamy, age 66, as Executive Vice President, General Manager. Mr. Ramaswamy joined HSSC in 1985 as a software engineer and rose through management roles in engineering, operations, marketing and sales.

On July 28, 2026, HSSC appointed Michael C. Buenzow and Anthony R. Horton as independent directors. Messrs. Buenzow and Horton will serve on the newly formed independent committee (the “Special Committee”). The Special Committee was formed to review and evaluate certain related party transactions between HSSC (and/or its subsidiaries) and EchoStar (and/or its subsidiaries).

There are no transactions between any of Messrs. Del Genio, Ramaswamy, Buenzow and Horton and EchoStar and/or HSSC that are required to be reported under Item 404(a) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
Exhibit 99.1	Press Release dated August 3, 2026.
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECHOSTAR CORPORATION HUGHES SATELLITE SYSTEMS CORPORATION
Date: August 3, 2026	By:	/s/ Jeffrey H. Blum
Jeffrey H. Blum ActingChief Legal Officer and Secretary